                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                     Registration No. 333-130536



                                     [LOGO]


            ---------------------------------------------------------

     The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.


     Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.


MBS New Issue Term Sheet

Mortgage Pass-Through Certificates, Series 2007-A

$716,215,000 (approximate) Classes 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5,
M-1, M-2, M-3, M-4, M-5, M-6, M-7 and M-8 (Offered Certificates)

Banc of America Funding Corporation
Depositor

Bank of America, National Association
Sponsor

Wells Fargo Bank, N.A.
Master Servicer and Securities Administrator

U.S. Bank National Association
Trustee and Custodian


Bank of America, National Association
Countrywide Home Loans Servicing LP
National City Mortgage Co.
Washington Mutual Bank
Wells Fargo Bank, N.A.
Servicers

[LOGO]

January 25, 2007

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                   DISCLAIMER
                                   ----------

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

                  TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, WE INFORM YOU THAT (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN (INCLUDING ANY ATTACHMENTS OR ENCLOSURES) WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) ANY SUCH ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN AND (C) ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED
                  OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.



ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Preliminary Summary of Certificates
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                       To Call (1)
-------------------------------------------------------------------------------------------------------------

                                                    Est. Est. Prin.  Expected
                Approx.     Interest - Principal    WAL    Window    Maturity  Delay         Expected
 Class          Size (2)          Type(3)          (yrs)   (mos)     to Call    Days          Ratings
------------------------------------------------------------------------------------------------------------
Offered Certificates                                                                  Moody's    S&P   Fitch
------------------------------------------------------------------------------------------------------------
 1-A-1     $94,441,000      Floating Rate -         3.19   1 - 85       85       0      Aaa      AAA     AAA
                                 Senior
------------------------------------------------------------------------------------------------------------
 2-A-1    $368,624,000      Floating Rate -         3.41   1 - 85       85       0      Aaa      AAA     AAA
                              Super Senior
------------------------------------------------------------------------------------------------------------
 2-A-2     $58,512,000      Floating Rate -         3.41   1 - 85       85       0      Aaa      AAA     AAA
                          Super Senior Support
------------------------------------------------------------------------------------------------------------
 2-A-3     $70,959,000      Floating Rate -         1.50   1 - 33       33       0      Aaa      AAA     AAA
                              Super Senior
------------------------------------------------------------------------------------------------------------
 2-A-4     $59,953,000      Floating Rate -         4.13  33 - 72       72       0      Aaa      AAA     AAA
                              Super Senior
------------------------------------------------------------------------------------------------------------
 2-A-5     $27,069,000      Floating Rate -         6.81  72 - 85       85       0      Aaa      AAA     AAA
                              Super Senior
------------------------------------------------------------------------------------------------------------
  M-1      $10,781,000      Floating Rate -         5.27  38 - 85       85       0      Aa1      AAA     AA+
                               Mezzanine
------------------------------------------------------------------------------------------------------------
  M-2       $4,312,000      Floating Rate -         5.27  38 - 85       85       0      Aa2      AA+     AA+
                               Mezzanine
------------------------------------------------------------------------------------------------------------
  M-3       $3,594,000      Floating Rate -         5.27  38 - 85       85       0      Aa3      AA+     AA+
                               Mezzanine
------------------------------------------------------------------------------------------------------------
  M-4       $3,594,000      Floating Rate -         5.27  38 - 85       85       0       A1       AA      AA
                               Mezzanine
------------------------------------------------------------------------------------------------------------
  M-5       $3,594,000      Floating Rate -         5.27  38 - 85       85       0       A2      AA-     AA-
                               Mezzanine
------------------------------------------------------------------------------------------------------------
  M-6       $3,594,000      Floating Rate -         5.24  38 - 85       85       0      Baa1      A+      A+
                               Mezzanine
------------------------------------------------------------------------------------------------------------
  M-7       $3,594,000      Floating Rate -         5.04  38 - 80       80       0      Baa3      A-      A-
                               Mezzanine
------------------------------------------------------------------------------------------------------------
  M-8       $3,594,000      Floating Rate -         4.29  38 - 67       67       0      N/R      BBB-   BBB-
                               Mezzanine
------------------------------------------------------------------------------------------------------------
Certificates Not Offered Hereunder
----------------------------------
-------------------------------------------------------------------------------------------------------------
   CE                N/A
---------------------------
   R                 N/A
-------------------------------------------------------------------------------------------------------------

(1) Estimated weighted average life, principal window and maturity for the Offered Certificates are estimated to the 10% cleanup call at a pricing speed of 100% PPC.

(2)  Class sizes are approximate and are subject to a +/- 5% variance.

(3) For each Distribution Date interest will accrue on the Offered Certificates at a rate equal to one-month LIBOR plus a related fixed certificate margin, subject to the Net WAC Cap and a cap of 10.500% per annum. On each Distribution Date after the first possible Optional Termination Date, the certificate margin for the Senior Certificates will double and the certificate margin for the Mezzanine Certificates will be 1.5 times the related initial certificate margin.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Preliminary Summary of Certificates
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                 To Maturity
-------------------------------------------------------------------------------------------------------------
                                                  Est. Est. Prin.  Expected
              Approx.     Interest - Principal    WAL    Window    Maturity  Delay         Expected
 Class        Size (2)          Type(3)          (yrs)   (mos)     to Call    Days          Ratings
-------------------------------------------------------------------------------------------------------------
Offered Certificates                                                               Moody's      S&P     Fitch
--------------------                                                               -------      ---     -----
-------------------------------------------------------------------------------------------------------------
 1-A-1     $94,441,000     Floating Rate -       3.34  1 - 139       139        0    Aaa        AAA       AAA
                                Senior
-------------------------------------------------------------------------------------------------------------
 2-A-1    $368,624,000     Floating Rate -       3.56  1 - 152       152        0    Aaa        AAA       AAA
                             Super Senior
-------------------------------------------------------------------------------------------------------------
 2-A-2     $58,512,000     Floating Rate -       3.56  1 - 152       152        0    Aaa        AAA       AAA
                         Super Senior Support
-------------------------------------------------------------------------------------------------------------
 2-A-3     $70,959,000     Floating Rate -       1.50   1 - 33       33         0    Aaa        AAA       AAA
                             Super Senior
-------------------------------------------------------------------------------------------------------------
 2-A-4     $59,953,000     Floating Rate -       4.13  33 - 72       72         0    Aaa        AAA       AAA
                             Super Senior
-------------------------------------------------------------------------------------------------------------
 2-A-5     $27,069,000     Floating Rate -       7.69  72 - 152     152         0    Aaa        AAA       AAA
                             Super Senior
-------------------------------------------------------------------------------------------------------------
  M-1      $10,781,000     Floating Rate -       5.50  38 - 110     110         0    Aa1        AAA       AA+
                              Mezzanine
-------------------------------------------------------------------------------------------------------------
  M-2       $4,312,000     Floating Rate -       5.46  38 - 103     103         0    Aa2        AA+       AA+
                              Mezzanine
-------------------------------------------------------------------------------------------------------------
  M-3       $3,594,000     Floating Rate -       5.43  38 - 99       99         0    Aa3        AA+       AA+
                              Mezzanine
-------------------------------------------------------------------------------------------------------------
  M-4       $3,594,000     Floating Rate -       5.39  38 - 96       96         0     A1        AA        AA
                              Mezzanine
-------------------------------------------------------------------------------------------------------------
  M-5       $3,594,000     Floating Rate -       5.33  38 - 91       91         0     A2        AA-       AA-
                              Mezzanine
-------------------------------------------------------------------------------------------------------------
  M-6       $3,594,000     Floating Rate -       5.24  38 - 86       86         0    Baa1       A+        A+
                              Mezzanine
-------------------------------------------------------------------------------------------------------------
  M-7       $3,594,000     Floating Rate -       5.04  38 - 80       80         0    Baa3       A-        A-
                              Mezzanine
-------------------------------------------------------------------------------------------------------------
  M-8       $3,594,000     Floating Rate -       4.29  38 - 67       67         0    N/R       BBB-     BBB-
                              Mezzanine
-------------------------------------------------------------------------------------------------------------
Certificates Not Offered Hereunder
----------------------------------
-------------------------------------------------------------------------------------------------------------
   CE              N/A
--------------------------
   R               N/A
-------------------------------------------------------------------------------------------------------------


(1) Estimated weighted average life, principal window and maturity for the Offered Certificates are estimated to Maturity at a pricing speed of 100% PPC.

(2)  Class sizes are approximate and are subject to a +/- 5% variance.

(3) For each Distribution Date interest will accrue on the Offered Certificates at a rate equal to one-month LIBOR plus a related fixed certificate margin, subject to the Net WAC Cap and a cap of 10.500% per annum. On each Distribution Date after the first possible Optional Termination Date, the certificate margin for the Senior Certificates will double and the certificate margin for the Mezzanine Certificates will be 1.5 times the related initial certificate margin.




Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

Transaction.................................Banc of America Funding Corporation,
                                            Mortgage  Pass-Through Certificates,
                                            Series 2007-A

Issuing Entity..............................Banc of America Funding 2007-A Trust

Lead Manager (Book Runner)..................Banc of America Securities LLC

Master Servicer and Securities
Administrator...............................Wells Fargo Bank, N.A.

Originators of the
Mortgage Loans..............................American  Home  Mortgage Corp., Bank
                                            of  America,  National  Association,
                                            Countrywide   Home    Loans,   Inc.,
                                            National City Mortgage Co., Pinnacle
                                            Financial   Corporation,  Washington
                                            Mutual Bank  and Wells  Fargo  Bank,
                                            N.A.

Servicers of the
Mortgage Loans..............................Bank    of     America,     National
                                            Association,  Countrywide Home Loans
                                            Servicing LP, National City Mortgage
                                            Co.,  Washington   Mutual  Bank  and
                                            Wells Fargo Bank, N.A.

Sponsor.....................................Bank    of     America,     National
                                            Association

Depositor...................................Banc of America Funding  Corporation

Trustee and Custodian.......................U.S. Bank National Association

Supplemental Interest Trust Trustee.........Wells Fargo Bank, N.A.

Rating Agencies.............................Standard & Poor's, a division of The
                                            McGraw-Hill Companies, Inc., Moody's
                                            Investors  Service,  Inc.  and Fitch
                                            Ratings.

Swap Provider...............................To be determined.

Cap Provider................................To be determined.

Total Transaction Size......................$716,215,000 (+/- 5%)


Total Offered Hereby........................$716,215,000 (+/- 5%)

Offered Certificates........................Class   1-A-1,  Class  2-A-1,  Class
                                            2-A-2,  Class  2-A-3,  Class  2-A-4,
                                            Class 2-A-5,  Class M-1,  Class M-2,
                                            Class  M-3,  Class M-4,  Class  M-5,
                                            Class M-6,  Class M-7 and Class  M-8

Group 1 Certificates........................Class 1-A-1


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------



Group 2 Certificates........................Class   2-A-1,  Class  2-A-2,  Class
                                            2-A-3,  Class 2-A-4 and Class  2-A-5

The Mortgage Pool...........................The "Mortgage  Pool" will consist of
                                            two  groups   of   adjustable  rate,
                                            conventional,    fully    amortizing
                                            mortgage   loans    (the   "Mortgage
                                            Loans")  secured by  first  liens on
                                            one- to four-family properties.

Group 1 Mortgage Loans......................The Group 1  Mortgage  Loans consist of Six-Month and  One-Year LIBOR and
                                            One-Year     CMT-based    conforming
                                            balance ARMs  secured by first lien,
                                            one-to-four    family,   residential
                                            properties.  Generally, the Mortgage
                                            Loans have a fixed interest rate for
                                            the first 6 months  or 1, 3, 5, 7 or
                                            10  years   after   origination  and
                                            thereafter  the  Group   1  Mortgage
                                            Loans have a variable interest rate.
                                            Approximately 78.62%  of the Group 1
                                            Mortgage  Loans   require  only  the
                                            payment of interest  until the 61st,
                                            85th,   110th   or   121st  payment.
                                            Generally,  the   mortgage  interest
                                            rate  adjusts  at  the  end  of  the
                                            initial fixed  interest rate  period
                                            and   semi-annually    or   annually
                                            thereafter. Substantially all of the
                                            Group 1 Mortgage Loans have original
                                            terms to  maturity of  approximately
                                            25 to 40 years.

Group 2 Mortgage Loans......................The  Mortgage  Loans consist of Six-
                                            Month and  One-Year LIBOR  and  One-
                                            Year CMT-based  conforming and jumbo
                                            balance ARMs secured  by first lien,
                                            one-to-four    family,   residential
                                            properties. Generally,  the Mortgage
                                            Loans have a fixed interest rate for
                                            the first 6  months or 1, 3, 5, 7 or
                                            10   years   after  origination  and
                                            thereafter the Mortgage Loans have a
                                            variable       interest        rate.
                                            Approximately 89.26% of the Mortgage
                                            Loans require  only the  payment  of
                                            interest until  the 7th, 37th, 61st,
                                            85th  or  121st  payment. Generally,
                                            the  mortgage interest  rate adjusts
                                            at the  end  of  the  initial  fixed
                                            interest  rate  period   and   semi-
                                            annually  or   annually  thereafter.
                                            Substantially  all  of  the  Group 2
                                            Mortgage  Loans  have original terms
                                            to  maturity of approximately  25 to
                                            40 years.

Expected Pricing Date.......................Week of  January 22, 2007

Closing Date................................On or about January 31, 2007

Distribution Date...........................20th day of each  month, or the next
                                            succeeding   business   day   (First
                                            Distribution   Date:   February  20,
                                            2007)

Cut-off Date................................January 1, 2007

Senior Certificates.........................Classes 1-A-1,  2-A-1, 2-A-2, 2-A-3,
                                            2-A-4 and 2-A-5

Mezzanine Certificates......................Classes M-1,  M-2,  M-3,  M-4,  M-5,
                                            M-6, M-7 and M-8

Super Senior Certificates...................Classes  2-A-1,   2-A-3,  2-A-4  and
                                            2-A-5

Super Senior Support Certificates...........Class 2-A-2



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

Day Count...................................Actual/360

Final Scheduled Distribution Date...........February 20, 2047

Prepayment Speed Assumption.................100% PPC. A prepayment assumption of
                                            100% PPC represents  the  percentage
                                            of CPR for the applicable period set
                                            forth in the table under the heading
                                            "Prepayment   Curve"  (i) under  the
                                            heading "A" for the  Mortgage  Loans
                                            with  initial  fixed  interest  rate
                                            periods of  3 years  or  less  after
                                            origination,  (ii) under the heading
                                            "B" for  the   Mortgage  Loans  with
                                            initial fixed  interest rate periods
                                            of 5 years after  origination, (iii)
                                            under  the   heading  "C"   for  the
                                            Mortgage  Loans with  initial  fixed
                                            interest  rate  periods  of 7  years
                                            after origination, or (iv) under the
                                            heading "D" for the  Mortgage  Loans
                                            with  initial  fixed  interest  rate
                                            periods   of    10    years    after
                                            origination.  No  percentage  of PPC
                                            shall exceed 85% CPR.

Clearing....................................DTC, Clearstream and Euroclear


Denominations                                   Original Certificate       Minimum         Incremental
                                                      Form             Denominations     Denominations
                                                      ----             -------------     -------------
         Senior Certificates                        Book Entry             $1,000             $1

         Mezzanine Certificates                     Book Entry            $25,000             $1

Determination Date..........................For any Distribution Date,  the 16th
                                            day  of  the  month  in   which  the
                                            Distribution Date occurs or, if that
                                            day  is  not  a  business  day,  the
                                            immediately  preceding business day.

Record Date.................................One  business   day   preceding  any
                                            Distribution Date.

SMMEA Eligibility...........................The  Senior   Certificates  and  the
                                            Class M-1,  Class  M-2,  Class  M-3,
                                            Class M-4 and Class M-5 Certificates
                                            are expected to constitute "mortgage
                                            related securities" for  purposes of
                                            SMMEA.

Tax Structure...............................For  federal  income  tax  purposes, certain  segregated  portions of the
                                            Issuing  Entity will  be treated  as
                                            one or  more "real  estate  mortgage
                                            investment   conduits"    (each,   a
                                            "REMIC").  Each   of   the   Offered
                                            Certificates represents  an interest
                                            in two assets for federal income tax
                                            purposes:  (i) a  "regular interest"
                                            in  a  REMIC,  which will be treated
                                            as newly-originated debt instruments
                                            for most federal income tax purposes
                                            and (ii) the right to payment of Net
                                            WAC Cap  Carryover Amounts  and  the
                                            obligation  to make  payments to the
                                            Supplemental  Interest  Trust  which
                                            are   expected   to   represent   an
                                            interest  in  a  notional  principal
                                            contract  for  federal   income  tax
                                            purposes.  Certain  classes  of  the
                                            Offered Certificates  may be  issued
                                            with   "original   issue   discount"
                                            depending  on their  issue price. If
                                            your class of  Offered  Certificates
                                            is   issued   with   original  issue
                                            discount,  you must report  original
                                            issue discount income over the  life
                                            of  such   Certificate,  often  well
                                            before such income is distributed in
                                            cash to you.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

Optional Termination........................The NIMS Insurer,  if any, will have
                                            the  option  to  purchase   all  the
                                            Mortgage  Loans  and any  properties
                                            that the Issuing Entity  acquired in
                                            satisfaction  of any of the Mortgage
                                            Loans.  If there is no NIMS Insurer,
                                            the majority  holder of the Class CE
                                            Certificates  will have the  option.
                                            If the majority  holder of the Class
                                            CE  Certificates  fails to  exercise
                                            the  option  on the  first  possible
                                            date  or  is  an  affiliate  of  the
                                            Sponsor,  the Master  Servicer  will
                                            have the option.  This option can be
                                            exercised when the aggregate  Stated
                                            Principal  Balance  of the  Mortgage
                                            Loans  is  less   than  10%  of  the
                                            aggregate unpaid  principal  balance
                                            of  the  Mortgage  Loans  as of  the
                                            Cut-off Date; provided, however, any
                                            optional    termination    will   be
                                            permitted   only   pursuant   to   a
                                            "qualified  liquidation"  as defined
                                            under  Section  860F of the Internal
                                            Revenue  Code of 1986,  as  amended.
                                            The first Distribution Date on which
                                            such option  could be  exercised  is
                                            referred to herein as the  "Optional
                                            Termination Date."

The Pooling Agreement.......................The  Certificates   will  be  issued
                                            pursuant to a Pooling and  Servicing
                                            Agreement (the "Pooling  Agreement")
                                            to be dated the Closing Date,  among
                                            the Depositor,  the Master Servicer,
                                            the Securities Administrator and the
                                            Trustee.

ERISA Eligibility...........................The  Offered Certificates, exclusive of the  right  to  receive  payments
                                            from   the   Supplemental   Interest
                                            Trust,  are  expected to be eligible
                                            for  purchase  by or on behalf of an
                                            employee     benefit     plan     or
                                            arrangement, including an individual
                                            retirement  account,  subject to the
                                            Employee  Retirement Income Security
                                            Act of 1974,  as amended  ("ERISA"),
                                            Section 4975 of the Internal Revenue
                                            Code  of  1986,   as  amended   (the
                                            "Code")  or any  federal,  state  or
                                            local law  ("Similar  Law") which is
                                            similar   to   ERISA   or  the  Code
                                            (collectively,   a  "Plan")  if  the
                                            conditions   of  the  Exemption  (as
                                            defined below) are met. Prior to the
                                            termination   of  the   Supplemental
                                            Interest  Trust,  a Plan  must  also
                                            meet   the    requirements   of   an
                                            investor-based  class  exemption  or
                                            statutory  exemption  to be eligible
                                            to     purchase      the     Offered
                                            Certificates.

                                            The U.S.  Department  of  Labor  has
                                            extended    to   Banc   of   America
                                            Securities  LLC  an   administrative
                                            exemption  (the   "Exemption")  from
                                            certain     of    the     prohibited
                                            transaction  rules of ERISA  and the
                                            related  excise  tax  provisions  of
                                            Section   4975  of  the  Code   with
                                            respect to the initial purchase, the
                                            holding and the subsequent resale by
                                            certain  Plans  of  certificates  in
                                            pass-through  trusts that consist of
                                            certain receivables, loans and other
                                            obligations that meet the conditions
                                            and requirements of the Exemption.

                                            A fiduciary or other  person  acting
                                            on   behalf   of  any  Plan   should
                                            carefully   review  with  its  legal
                                            advisors  whether  the  purchase  or
                                            holding  of an  Offered  Certificate
                                            could  give  rise  to a  transaction
                                            prohibited    or    not    otherwise
                                            permissible under ERISA, the Code or
                                            Similar   Law.    Prospective   Plan
                                            investors  should consult with their
                                            legal advisors concerning the impact
                                            of ERISA,  the Code and Similar Law,
                                            the  applicability of the Exemption,
                                            and the  potential  consequences  in
                                            their specific circumstances,  prior
                                            to  making  an   investment  in  the
                                            Offered Certificates. Moreover, each
                                            Plan  fiduciary   should   determine
                                            whether  under  the  governing  plan


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

                                            instruments   and   the   applicable
                                            fiduciary  standards  of  investment
                                            prudence  and  diversification,   an
                                            investment     in    the     Offered
                                            Certificates  is appropriate for the
                                            Plan,   taking   into   account  the
                                            overall  investment  policy  of  the
                                            Plan  and  the  composition  of  the
                                            Plan's investment portfolio.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Targeted
Overcollateralization Amount................Approximately 0.35% of the aggregate
                                            Stated  Principal   Balance  of  the
                                            Mortgage Loans  as  of  the  Cut-off
                                            Date.

Overcollateralization Amount................The  Overcollateralization Amount on
                                            any  Distribution  Date is  equal to
                                            the excess of the  aggregate  Stated
                                            Principal  Balance  of the  Mortgage
                                            Loans  as of  the  last  day  of the
                                            related  collection  period over the
                                            aggregate   class   balance  of  the
                                            Certificates   (after   taking  into
                                            account   all    distributions    of
                                            principal   on   such   Distribution
                                            Date).  On  the  Closing  Date,  the
                                            Overcollateralization    Amount   is
                                            expected   to  equal  the   Targeted
                                            Overcollateralization Amount.

Overcollateralization Release Amount........The  Overcollateralization   Release
                                            Amount  means,  with  respect to any
                                            Distribution  Date on or  after  the
                                            Stepdown  Date on  which  a  Trigger
                                            Event is not in  effect,  the lesser
                                            of  (x)  the  Principal   Remittance
                                            Amount  for such  Distribution  Date
                                            and (y) the  excess,  if any, of (i)
                                            the Overcollateralization Amount for
                                            such   Distribution  Date  (assuming
                                            that    100%   of   the    Principal
                                            Remittance  Amount is  applied  as a
                                            principal     payment     on     the
                                            Certificates  on  such  Distribution
                                            Date)   over   (ii)   the   Targeted
                                            Overcollateralization Amount. On any
                                            Distribution    Date    before   the
                                            Stepdown  Date or on which a Trigger
                                            Event    is    in    effect,     the
                                            Overcollateralization Release Amount
                                            will be zero.

Overcollateralization Deficiency Amount.....As  of  any  Distribution  Date, the
                                            Overcollateralization     Deficiency
                                            Amount is the excess, if any, of (a)
                                            the  Targeted  Overcollateralization
                                            Amount       over       (b)      the
                                            Overcollateralization   Amount   for
                                            such Distribution  Date,  calculated
                                            for this  purpose  after taking into
                                            account   the   reduction   on  such
                                            Distribution   Date  of  the   class
                                            balances    of   the    Certificates
                                            resulting from the  distribution  of
                                            the  Principal  Distribution  Amount
                                            (but   not   the   Extra   Principal
                                            Distribution    Amount)    on   such
                                            Distribution   Date,  but  prior  to
                                            taking into  account the  allocation
                                            of  any   Realized   Losses  on  the
                                            Mortgage Loans on such  Distribution
                                            Date.

Stepdown Date...............................The  earlier  to  occur  of  (i) the
                                            Distribution   Date  on  which   the
                                            aggregate   class   balance  of  the
                                            Senior Certificates has been reduced
                                            to zero and (ii) the  later to occur
                                            of  (a)  the  Distribution  Date  in
                                            February  2010  and  (b)  the  first
                                            Distribution   Date  on  which   the
                                            Senior  Enhancement   Percentage  is
                                            greater  than or equal to double the
                                            Senior Enhancement  Percentage as of
                                            the Closing Date.

Senior Enhancement Percentage...............The Senior Enhancement Percentage is
                                            obtained by dividing  (x) the sum of
                                            the  aggregate  class balance of the
                                            Mezzanine   Certificates   and   the
                                            Overcollateralization Amount (before
                                            taking into account distributions of
                                            principal on such Distribution Date)
                                            by   (y)   the   aggregate    Stated
                                            Principal  Balance  of the  Mortgage
                                            Loans  as of  the  last  day  of the
                                            related collection period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Accrued Certificate Interest................Accrued   Certificate  Interest  for
                                            each class of Certificates  entitled
                                            to  distributions  of  interest  and
                                            each   Distribution  Date  means  an
                                            amount equal to the interest accrued
                                            during the related  Interest Accrual
                                            Period on the class  balance of such
                                            class   of   Certificates   at   the
                                            applicable    Certificate   Interest
                                            Rate,  minus each  class's  Interest
                                            Percentage of shortfalls  due to the
                                            Servicemembers   Civil   Relief  Act
                                            related  to any  Mortgage  Loans for
                                            such Distribution Date.

Interest Percentage.........................The  Interest  Percentage  for  each class of  Certificates  is the ratio
                                            (expressed  as a decimal  carried to
                                            six    places)   of   the    Accrued
                                            Certificate  Interest for such class
                                            to the Accrued Certificate  Interest
                                            for   all    classes    of    Senior
                                            Certificates      and      Mezzanine
                                            Certificates  with  respect  to such
                                            Distribution Date and without regard
                                            to    shortfalls    due    to    the
                                            Servicemembers Civil Relief Act.

Certificate Interest Rate...................The  Certificate Interest  Rate  for
                                            each    class    of   the    Offered
                                            Certificates  is the  lesser  of (1)
                                            the  lesser  of (a)  the  sum of (i)
                                            one-month  LIBOR as  determined  for
                                            the  related  period  and  (ii)  the
                                            related  certificate  margin and (b)
                                            10.500% per annum  (with  respect to
                                            each class, a  "Pass-Through  Rate")
                                            and (2) the  Net  WAC  Cap.  On each
                                            Distribution  Date  after  the first
                                            possible Optional  Termination Date,
                                            the   certificate   margin  for  the
                                            Senior  Certificates will double and
                                            the   certificate   margin  for  the
                                            Mezzanine  Certificates  will be 1.5
                                            times    the     related     initial
                                            certificate margin.

Monthly Excess Interest Amount..............The Monthly  Excess  Interest Amount
                                            for any  Distribution  Date  will be
                                            the  amount  by which the sum of the
                                            Interest Remittance Amounts for such
                                            Distribution    Date   exceeds   the
                                            aggregate amount distributed on such
                                            Distribution   Date  in  respect  of
                                            Accrued  Certificate   Interest  and
                                            Interest Carryforward Amounts.

Net Mortgage Interest Rate..................The  Net  Mortgage Interest Rate for
                                            each  Mortgage  Loan is equal to its
                                            mortgage  interest rate less the (i)
                                            Servicing Fee Rate,  (ii) the Master
                                            Servicer  Fee Rate and (ii) the LPMI
                                            Fee Rate, if any.

Net WAC Cap.................................The Net WAC Cap for any Distribution
                                            Date  will  be  a  per  annum   rate
                                            (expressed   on  the   basis  of  an
                                            assumed  360-day year and the actual
                                            number of days  elapsed  during  the
                                            related accrual period) equal to (i)
                                            the  average  of  the  Net  Mortgage
                                            Interest   Rates  for  the  Mortgage
                                            Loans,  weighted on the basis of the
                                            Stated  Principal  Balances  of  the
                                            Mortgage  Loans as of the  first day
                                            of  the  related  collection  period
                                            less (ii) 12 times the  quotient  of
                                            (x) the  Net  Swap  Payment  or Swap
                                            Termination Payment, if any, made to
                                            the Swap Provider (only if such Swap
                                            Termination  Payment is not due to a
                                            Swap  Provider   Trigger  Event  (as
                                            defined  in the  Interest  Rate Swap
                                            Agreement))  and (y)  the  aggregate
                                            Stated  Principal   Balance  of  the
                                            Mortgage  Loans as of the  first day
                                            of the related collection period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Net WAC Cap Carryover Amount................On  any  Distribution  Date  for any
                                            class of Certificates, the excess of
                                            (x)  the  amount  of  interest  such
                                            class  of  Certificates  would  have
                                            been  entitled  to  receive  on such
                                            Distribution Date if the Certificate
                                            Interest  Rate had not been  limited
                                            by the  Net  WAC  Cap  over  (y) the
                                            amount  of  interest  such  class of
                                            Certificates    received   on   such
                                            Distribution  Date  based on the Net
                                            WAC Cap,  together  with the  unpaid
                                            portion  of  any  such  excess  from
                                            prior    Distribution   Dates   (and
                                            interest accrued thereon at the then
                                            applicable   Pass-Through  Rate  for
                                            such class without regard to the Net
                                            WAC Cap).

Trigger Event...............................A Trigger Event exists with  respect to any Distribution Date on or after
                                            the Stepdown Date if, as of the last
                                            day   of  the   related   collection
                                            period,  (i) the three month rolling
                                            average   of  60+   day   delinquent
                                            Mortgage Loans  (including  Mortgage
                                            Loans  that  are  in  bankruptcy  or
                                            foreclosure   and   are   60+   days
                                            delinquent   or  that  are  REO)  is
                                            greater  than  [TBD]% of the  Senior
                                            Enhancement  Percentage  or  (ii) if
                                            the  aggregate  amount  of  Realized
                                            Losses   on   the   Mortgage   Loans
                                            incurred   since  the  Cut-off  Date
                                            through  the last day of the related
                                            collection  period  (reduced  by the
                                            aggregate   amount   of   recoveries
                                            related   to  the   Mortgage   Loans
                                            received   since  the  Cut-off  Date
                                            through  the last day of the related
                                            collection  period)  divided  by the
                                            aggregate Stated  Principal  Balance
                                            of the Mortgage Loans on the Cut-off
                                            Date exceeds the value defined below
                                            for such Distribution Date:



                                            Distribution Dates                 Cumulative Realized Loss Percentage
                                            ------------------                 -----------------------------------
                                            February 2009 - January 2010       [TBD]

                                            February 2010 - January 2011       [TBD]

                                            February 2011 - January 2012       [TBD]

                                            February 2012 - January 2013       [TBD]

                                            February 2013 and after            [TBD]

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Distributions on Certificates
--------------------------------------------------------------------------------

Priority of Distributions-Principal.........With  respect  to  each Distribution
                                            Date (a) before the Stepdown Date or
                                            (b) on which a  Trigger  Event is in
                                            effect,  the Principal  Distribution
                                            Amount  will be  distributed  in the
                                            following order of priority:

                                            first, concurrently, as follows:

                                                 (i)    to    the     Group    1
                                            Certificates,  the  Group  1  Senior
                                            Principal  Distribution Amount until
                                            the class  balance  thereof has been
                                            reduced to zero; and

                                                 (ii)  from  the  Group 2 Senior
                                            Principal  Distribution  Amount,  as
                                            follows:

                                                         (a)       approximately
                                            89.9999487282%,   concurrently,   as
                                            follows:

                                                      (I)          approximately
                                                 70.0000949478%   to  the  Class
                                                 2-A-1  Certificates,  until the
                                                 class balance  thereof has been
                                                reduced to zero; and

                                                     (II)         approximately
                                                29.9999050522%,   sequentially,
                                                to the Class 2-A-3, Class 2-A-4
                                                and Class  2-A-5  Certificates,
                                                in that order,  until the class
                                                balances   thereof   have  been
                                                reduced   to   zero;   and

                                                         (b) approximately
                                            10.0000512718%  to  the  Class 2-A-2
                                            Certificates,   until    the   class
                                            balance thereof has been  reduced to
                                            zero;

                                            second, concurrently, as follows:

                                                 (i)   the    Group   1   Senior
                                            Principal     Distribution    Amount
                                            remaining after payment  pursuant to
                                            priority first clause (i) above,  to
                                            the   Group   2   Certificates,   as
                                            specified in priority first,  clause
                                            (ii) above; and

                                                 (ii)   the   Group   2   Senior
                                            Principal     Distribution    Amount
                                            remaining after payment  pursuant to
                                            priority first clause (ii) above, to
                                            the   Group   1   Certificates,   as
                                            specified in priority first,  clause
                                            (i) above;

                                            third,     to    the    Class    M-1
                                            Certificates,    until   the   class
                                            balance  thereof has been reduced to
                                            zero;

                                            fourth,    to    the    Class    M-2
                                            Certificates,    until   the   class
                                            balance  thereof has been reduced to
                                            zero;

                                            fifth,     to    the    Class    M-3
                                            Certificates,    until   the   class
                                            balance  thereof has been reduced to
                                            zero;

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Distributions on Certificates
--------------------------------------------------------------------------------


                                            sixth,     to    the    Class    M-4
                                            Certificates,    until   the   class
                                            balance  thereof has been reduced to
                                            zero;

                                            seventh,    to   the    Class    M-5
                                            Certificates,    until   the   class
                                            balance  thereof has been reduced to
                                            zero;

                                            eighth,    to    the    Class    M-6
                                            Certificates,    until   the   class
                                            balance  thereof has been reduced to
                                            zero;

                                            ninth,     to    the    Class    M-7
                                            Certificates,    until   the   class
                                            balance  thereof has been reduced to
                                            zero;

                                            tenth,     to    the    Class    M-8
                                            Certificates,    until   the   class
                                            balance  thereof has been reduced to
                                            zero; and

                                            eleventh,  any  remaining  Principal
                                            Distribution    Amount    will    be
                                            distributed  as part of the  Monthly
                                            Excess  Cashflow Amount as described
                                            below   under    "Excess    Cashflow
                                            Distribution."

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Distributions on Certificates
--------------------------------------------------------------------------------


Priority of Distributions-Principal (continued)

                                            On each Distribution Date, (a) on or
                                            after the  Stepdown  Date and (b) on
                                            which  a  Trigger  Event  is  not in
                                            effect,  the Principal  Distribution
                                            Amount,  to  the  extent  available,
                                            will be distributed in the following
                                            order of priority:

                                            first, concurrently, as follows:

                                                 (i)    to    the     Group    1
                                            Certificates,  the  Group  1  Senior
                                            Principal  Distribution Amount until
                                            the class  balance  thereof has been
                                            reduced to zero; and

                                                 (ii)  from  the  Group 2 Senior
                                            Principal  Distribution  Amount,  as
                                            follows:

                                                      (a)          approximately
                                               89.9999487282%, concurrently, as
                                               follows:

                                                               (I) approximately
                                                 70.0000949478%   to  the  Class
                                                 2-A-1  Certificates,  until the
                                                 class balance  thereof has been
                                                 reduced to zero; and

                                                      (II)         approximately
                                                 29.9999050522%,   sequentially,
                                                 to the Class 2-A-3, Class 2-A-4
                                                 and Class  2-A-5  Certificates,
                                                 in that order,  until the class
                                                 balances   thereof   have  been
                                                 reduced to zero; and

                                                      (b)          approximately
                                               10.0000512718%   to  the    Class
                                               2-A-2   Certificates,   until the
                                               class balance  thereof  has  been
                                               reduced to zero;

                                            second, concurrently, as follows:

                                                 (i)   the    Group   1   Senior
                                            Principal     Distribution    Amount
                                            remaining after payment  pursuant to
                                            priority first clause (i) above,  to
                                            the   Group   2   Certificates,   as
                                            specified in priority first,  clause
                                            (ii) above; and

                                                 (ii)   the   Group   2   Senior
                                            Principal     Distribution    Amount
                                            remaining after payment  pursuant to
                                            priority first clause (ii) above, to
                                            the   Group   1   Certificates,   as
                                            specified in priority first,  clause
                                            (i) above;

                                            third,     to    the    Class    M-1
                                            Certificates,  up to the  Class  M-1
                                            Principal Distribution Amount, until
                                            the class  balance  thereof has been
                                            reduced to zero;

                                            fourth,    to    the    Class    M-2
                                            Certificates,  up to the  Class  M-2
                                            Principal Distribution Amount, until
                                            the class  balance  thereof has been
                                            reduced to zero;

                                            fifth,     to    the    Class    M-3
                                            Certificates,  up to the  Class  M-3
                                            Principal Distribution Amount, until
                                            the class  balance  thereof has been
                                            reduced to zero;

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Distributions on Certificates
--------------------------------------------------------------------------------


                                            sixth,     to    the    Class    M-4
                                            Certificates,  up to the  Class  M-4
                                            Principal Distribution Amount, until
                                            the class  balance  thereof has been
                                            reduced to zero;

                                            seventh,    to   the    Class    M-5
                                            Certificates,  up to the  Class  M-5
                                            Principal Distribution Amount, until
                                            the class  balance  thereof has been
                                            reduced to zero;

                                            eighth,    to    the    Class    M-6
                                            Certificates,  up to the  Class  M-6
                                            Principal Distribution Amount, until
                                            the class  balance  thereof has been
                                            reduced to zero;

                                            ninth,     to    the    Class    M-7
                                            Certificates,  up to the  Class  M-7
                                            Principal Distribution Amount, until
                                            the class  balance  thereof has been
                                            reduced to zero;

                                            tenth,     to    the    Class    M-8
                                            Certificates,  up to the  Class  M-8
                                            Principal Distribution Amount, until
                                            the class  balance  thereof has been
                                            reduced to zero; and

                                            eleventh,  any  remaining  Principal
                                            Distribution    Amount    will    be
                                            distributed  as part of the  Monthly
                                            Excess  Cashflow Amount as described
                                            below   under    "Excess    Cashflow
                                            Distribution."

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Distributions on Certificates
--------------------------------------------------------------------------------


Priority of
Distributions-Interest......................On   each   Distribution  Date,  the
                                            Interest  Remittance Amounts for the
                                            Loan  Group 1 and Loan  Group 2 will
                                            be   distributed  in  the  following
                                            order of priority:

                                            first, concurrently, as follows:

                                                     (i)  from    the   Interest
                                            Remittance Amount for  Loan Group  1
                                            to the  Group  1  Certificates,  the
                                            Accrued Certificate Interest thereon
                                            for such Distribution Date; and

                                                     (ii) concurrently, from the
                                            Interest Remittance Amount for  Loan
                                            Group 2 to the Group 2 Certificates,
                                            pro rata,  the  Accrued  Certificate
                                            Interest    thereon      for    such
                                            Distribution Date;

                                            second, concurrently, as follows:

                                                     (i) from   the    remaining
                                            Interest Remittance Amount for  Loan
                                            Group 1 to the Group 1 Certificates,
                                            the  Interest   Carryforward  Amount
                                            thereon for such  Distribution Date;
                                            and

                                                     (ii) concurrently, from the
                                            remaining Interest Remittance Amount
                                            for Loan Group  2  to  the  Group  2
                                            Certificates, pro rata, the Interest
                                            Carryforward Amount thereon for such
                                            Distribution Date;

                                            third, concurrently, as follows:

                                                     (i)   if    the   remaining
                                            Interest Remittance Amount  for Loan
                                            Group 1 is  insufficient to pay  the
                                            Accrued  Certificate   Interest  for
                                            Group 1 for such  Distribution  Date
                                            in priority first, clause  (i), from
                                            the  remaining  Interest  Remittance
                                            Amount  for  Loan  Group  2,  to the
                                            Group 1 Certificates, to cover  such
                                            shortfall  for   such   Distribution
                                            Date; and

                                                     (ii)   if   the   remaining
                                            Interest Remittance Amount for  Loan
                                            Group 2 is  insufficient to pay  the
                                            Accrued  Certificate   Interest  for
                                            Group 2 for such  Distribution  Date
                                            in priority first, clause (ii), from
                                            the  remaining  Interest  Remittance
                                            Amount    for    Loan    Group    1,
                                            concurrently   to    the    Group  2
                                            Certificates,  pro  rata,  to  cover
                                            such shortfall for such Distribution
                                            Date;

                                            fourth, concurrently, as follows:

                                                     (i)   if    the   remaining
                                            Interest Remittance  Amount for Loan
                                            Group 1 is  insufficient to  pay the
                                            Interest  Carryforward   Amount  for
                                            Group 1 for  such Distribution  Date
                                            in priority second, clause (i), from
                                            the  remaining  Interest  Remittance
                                            Amount for  Loan  Group  2,  to  the
                                            Group 1 Certificates, to  cover such
                                            shortfall  for   such   Distribution
                                            Date; and

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Distributions on Certificates
--------------------------------------------------------------------------------

                                                     (ii)   if   the   remaining
                                            Interest Remittance  Amount for Loan
                                            Group 2 is insufficient  to  pay the
                                            Interest  Carryforward   Amount  for
                                            Group 2 for such  Distribution  Date
                                            in  priority  second,  clause  (ii),
                                            concurrently,  from   the  remaining
                                            Interest Remittance Amount  for Loan
                                            Group  1,    to    the     Group   2
                                            Certificates,  pro  rata,  to  cover
                                            such shortfall for such Distribution
                                            Date;

                                            fifth,      to     the     Mezzanine
                                            Certificates,     sequentially    in
                                            numerical    order,    the   Accrued
                                            Certificate   Interest  thereon  for
                                            such Distribution Date; and

                                            sixth,   any   remaining    Interest
                                            Remittance     Amount     will    be
                                            distributed  as part of the  Monthly
                                            Excess  Cashflow Amount as described
                                            below   under    "Excess    Cashflow
                                            Distribution."

Excess Cashflow Distributions...............On each  Distribution  Date, the sum
                                            of  the  Monthly   Excess   Interest
                                            Amount,  reduced by any amounts paid
                                            as    part    of    the    Principal
                                            Distribution       Amount,       the
                                            Overcollateralization Release Amount
                                            and  any  portion  of the  Principal
                                            Distribution     Amount     (without
                                            duplication)     remaining     after
                                            principal   distributions   on   the
                                            Certificates  is the "Monthly Excess
                                            Cashflow  Amount," which is required
                                            to be applied in the following order
                                            of  priority  on  such  Distribution
                                            Date:

                                            (i)    concurrently, to  the  Senior
                                                   Certificates, pro  rata,  any
                                                   remaining Accrued Certificate
                                                   Interest;

                                            (ii)   concurrently, to  the  Senior
                                                   Certificates, pro  rata,  any
                                                   remaining            Interest
                                                   Carryforward Amounts;

                                            (iii)  sequentially,     to      the
                                                   Mezzanine  Certificates,   in
                                                   numerical     order,      any
                                                   remaining Accrued Certificate
                                                   Interest;

                                            (iv)   sequentially,      to     the
                                                   Mezzanine   Certificates,  in
                                                   numerical      order,     any
                                                   remaining            Interest
                                                   Carryforward Amounts;

                                            (v)    concurrently, to  the  Senior
                                                   Certificates,   any    Unpaid
                                                   Realized  Loss  Amounts,  pro
                                                   rata,   based    on    Unpaid
                                                   Realized  Loss   Amounts  for
                                                   each  such class;

                                            (vi)   sequentially,      to     the
                                                   Mezzanine   Certificates,  in
                                                   numerical  order,  any Unpaid
                                                   Realized Loss Amounts;

                                            (vii)  from    amounts     otherwise
                                                   distributable on the Class CE
                                                   Certificates,   concurrently,
                                                   to the  Senior  Certificates,
                                                   any remaining  Net   WAC  Cap
                                                   Carryover Amounts,  pro rata,
                                                   based  on remaining  Net  WAC
                                                   Carryover Amounts   for  each
                                                   class        of        Senior
                                                   Certificates;

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Distributions on Certificates
--------------------------------------------------------------------------------



                                            (viii) from    amounts     otherwise
                                                   distributable on the Class CE
                                                   Certificates,     to      the
                                                   Mezzanine       Certificates,
                                                   sequentially,  in   numerical
                                                   order, any remaining Net  WAC
                                                   Cap Carryover Amounts;

                                            (ix)   from    amounts     otherwise
                                                   distributable on the Class CE
                                                   Certificates,     to      the
                                                   Supplemental  Interest Trust,
                                                   to  fund  any  Defaulted Swap
                                                   Termination Payment; and

                                            (x)    any  remaining   amounts   as
                                                   specified   in  the   Pooling
                                                   Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Interest Rate Support
--------------------------------------------------------------------------------


Interest Rate Swap Agreement................On    the     Closing    Date,   the
                                            Supplemental  Interest Trust Trustee
                                            on   behalf   of  the   supplemental
                                            interest  trust  (the  "Supplemental
                                            Interest  Trust") will enter into an
                                            Interest Rate Swap  Agreement with a
                                            notional  amount  equal  to, on each
                                            Distribution    Date,    the   "Swap
                                            Notional Amount." Under the Interest
                                            Rate     Swap     Agreement,     the
                                            Supplemental  Interest Trust will be
                                            obligated  to  pay a  fixed  monthly
                                            rate  on the  Swap  Notional  Amount
                                            (calculated  on a 30/360  basis)  as
                                            set forth in the Interest  Rate Swap
                                            Agreement  to the Swap  Provider and
                                            the Supplemental Interest Trust will
                                            be  entitled  to  receive  an amount
                                            equal  to the  then-current  rate of
                                            one-month LIBOR on the Swap Notional
                                            Amount  (calculated on an actual/360
                                            basis) as set forth in the  Interest
                                            Rate  Swap  Agreement  from the Swap
                                            Provider,  until the  Interest  Rate
                                            Swap Agreement is  terminated.  Only
                                            the   net    amount   of   the   two
                                            obligations  will  be  paid  by  the
                                            appropriate    party    ("Net   Swap
                                            Payment"). See the attached schedule
                                            for the  Swap  Notional  Amount  for
                                            each Distribution Date.

                                            The  Net   Swap   Payment   will  be
                                            deposited into a derivative  account
                                            (the  "Derivative  Account")  by the
                                            Supplemental  Interest Trust Trustee
                                            pursuant    to   the   Pooling   and
                                            Servicing  Agreement  and amounts on
                                            deposit  in the  Derivative  Account
                                            will  be  distributed  as  described
                                            below under  "Supplemental  Interest
                                            Trust    Distributions"    and    in
                                            accordance  with the terms set forth
                                            in   the   Pooling   and   Servicing
                                            Agreement. Amounts in the Derivative
                                            Account  will not be  invested.  The
                                            Derivative  Account  will be part of
                                            the Supplemental  Interest Trust but
                                            not an asset of any REMIC.

                                            Upon   early   termination   of  the
                                            Interest  Rate Swap  Agreement,  the
                                            Supplemental  Interest  Trust or the
                                            Swap  Provider may be liable to make
                                            a  termination  payment  (the  "Swap
                                            Termination  Payment")  to the other
                                            party  (regardless  of  which  party
                                            caused  the  termination).  The Swap
                                            Termination Payment will be computed
                                            in  accordance  with the  procedures
                                            set forth in the Interest  Rate Swap
                                            Agreement.  In the  event  that  the
                                            Supplemental   Interest   Trust   is
                                            required to make a Swap  Termination
                                            Payment, the payment will be paid on
                                            the related  Distribution  Date, and
                                            on any subsequent Distribution Dates
                                            until paid in full,  generally prior
                                            to          distributions         to
                                            certificateholders.

                                            In the event  that the  Supplemental
                                            Interest   Trust   receives  a  Swap
                                            Termination Payment, and a successor
                                            Swap  Provider  cannot be  obtained,
                                            then such Swap  Termination  Payment
                                            will  be  deposited  into a  reserve
                                            account    and   the    Supplemental
                                            Interest  Trust  Trustee,   on  each
                                            subsequent  Distribution  Date, will
                                            withdraw  the amount of any Net Swap
                                            Payment  due  to  the   Supplemental
                                            Interest   Trust    (calculated   in
                                            accordance  with  the  terms  of the
                                            original    Interest    Rate    Swap
                                            Agreement) and  administer  such Net
                                            Swap Payment in accordance  with the
                                            terms of the Pooling  and  Servicing
                                            Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Interest Rate Support
--------------------------------------------------------------------------------


Interest Rate Swap Agreement (continued)....A   "Defaulted    Swap   Termination
                                            Payment" means any payment  required
                                            to  be  made  by  the   Supplemental
                                            Interest  Trust to the Swap Provider
                                            pursuant to the  Interest  Rate Swap
                                            Agreement as a result of an event of
                                            default under the Interest Rate Swap
                                            Agreement  with respect to which the
                                            Swap  Provider  is  the   defaulting
                                            party   or   a   termination   event
                                            (including  a downgrade  termination
                                            event) under that  agreement  (other
                                            than illegality or a tax event) with
                                            respect  to which the Swap  Provider
                                            is  the  sole  Affected   Party  (as
                                            defined  in the  Interest  Rate Swap
                                            Agreement).

Interest Rate Cap Agreement A...............On   the     Closing     Date,   the
                                            Supplemental  Interest Trust Trustee
                                            will  enter into  Interest  Rate Cap
                                            Agreement A. Under Interest Rate Cap
                                            Agreement A, the Cap  Provider  will
                                            be   obligated   to  pay,   on  each
                                            Distribution     Date,     to    the
                                            Supplemental  Interest Trust Trustee
                                            an amount  equal to the  product  of
                                            (a) the  excess,  if any, of (i) the
                                            lesser  of  (x)  the  then   current
                                            one-month  LIBOR  rate  and  (y) the
                                            high  strike  rate over (ii) the low
                                            strike rate and (b) the then current
                                            notional  amount  set  forth  on the
                                            attached Interest Rate Cap Agreement
                                            A Schedule, based on an "actual/360"
                                            basis   until   Interest   Rate  Cap
                                            Agreement A is terminated.

                                            These  interest  rate  cap  payments
                                            will   be    deposited    into   the
                                            Derivative     Account     by    the
                                            Supplemental  Interest Trust Trustee
                                            pursuant    to   the   Pooling   and
                                            Servicing  Agreement  and amounts on
                                            deposit  in the  Derivative  Account
                                            will  be  distributed  as  described
                                            below under  "Supplemental  Interest
                                            Trust    Distributions"    and    in
                                            accordance  with the terms set forth
                                            in   the   Pooling   and   Servicing
                                            Agreement.

Interest Rate Cap Agreement B...............On   the     Closing     Date,   the
                                            Supplemental  Interest Trust Trustee
                                            will enter into a Interest  Rate Cap
                                            Agreement B. Under Interest Rate Cap
                                            Agreement B, the Cap  Provider  will
                                            be   obligated   to  pay,   on  each
                                            Distribution     Date,     to    the
                                            Supplemental  Interest Trust Trustee
                                            an amount  equal to the  product  of
                                            (a) the  excess,  if any, of (i) the
                                            lesser  of  (x)  the  then   current
                                            one-month  LIBOR  rate  and  (y) the
                                            high  strike  rate over (ii) the low
                                            strike rate and (b) the then current
                                            notional  amount  set  forth  on the
                                            attached Interest Rate Cap Agreement
                                            B Schedule, based on an "actual/360"
                                            basis   until   Interest   Rate  Cap
                                            Agreement B is terminated.

                                            These  interest  rate  cap  payments
                                            will be  deposited  into an  account
                                            (the  "Interest Rate Cap Agreement B
                                            Account")   by   the    Supplemental
                                            Interest  Trust Trustee  pursuant to
                                            the Pooling and Servicing  Agreement
                                            and   amounts   on  deposit  in  the
                                            Interest   Rate  Cap   Agreement   B
                                            Account  will  be   distributed   as
                                            follows:

                                            (i)    from    amounts     otherwise
                                            distributable   on  the   Class   CE
                                            Certificates,  to  the  Class  1-A-1
                                            Certificates,  any remaining Net WAC
                                            Cap Carryover Amounts; and

                                            (ii)  any   remaining   amounts   as
                                            specified in the Pooling Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Interest Rate Support
--------------------------------------------------------------------------------


Supplemental Interest
Trust Distribution..........................On any Distribution Date  and  after
                                            all    distributions    made   under
                                            "Priority                         of
                                            Distributions--Interest,"
                                            "--Principal" and "--Excess Cashflow
                                            Distributions"  above,  funds in the
                                            Derivative     Account    will    be
                                            distributed  in the following  order
                                            of priority:

                                            (i)      to the Swap  Provider,  all
                                                     Net Swap Payments, if  any,
                                                     owed to the  Swap  Provider
                                                     for such Distribution Date;

                                            (ii)     to the Swap  Provider,  any
                                                     Swap  Termination  Payment,
                                                     other than a Defaulted Swap
                                                     Termination   Payment,   if
                                                     any,  owed  to   the   Swap
                                                     Provider;

                                            (iii)    concurrently, to the Senior
                                                     Certificates, pro rata, any
                                                     remaining           Accrued
                                                     Certificate Interest;

                                            (iv)     concurrently, to the Senior
                                                     Certificates, pro rata, any
                                                     remaining          Interest
                                                     Carryforward Amounts;

                                            (v)      sequentially,    to     the
                                                     Mezzanine  Certificates, in
                                                     numerical     order,    any
                                                     remaining           Accrued
                                                     Certificate Interest;

                                            (vi)     sequentially,     to    the
                                                     Mezzanine  Certificates, in
                                                     numerical     order,    any
                                                     remaining          Interest
                                                     Carryforward Amounts;

                                            (vii)    to the holders of the class
                                                     or classes of  Certificates
                                                     then  entitled  to  receive
                                                     distributions in respect of
                                                     principal,  in   accordance
                                                     with  the   priorities  set
                                                     forth      above      under
                                                     "--Priority              of
                                                     Distributions-- Principal,"
                                                     in an amount  necessary  to
                                                     maintain    the    Targeted
                                                     Overcollateralization
                                                     Amount;

                                            (viii)   concurrently, to the Senior
                                                     Certificates,  any   Unpaid
                                                     Realized Loss  Amounts, pro
                                                     rata,  based    on   Unpaid
                                                     Realized Loss  Amounts  for
                                                     each such class;

                                            (ix)     sequentially,     to    the
                                                     Mezzanine  Certificates, in
                                                     numerical order, any Unpaid
                                                     Realized Loss Amounts;

                                            (x)      from   amounts    otherwise
                                                     distributable  on the Class
                                                     CE            Certificates,
                                                     concurrently, to the Senior
                                                     Certificates, any remaining
                                                     Net WAC    Cap    Carryover
                                                     Amounts, pro rata;

                                            (xi)     from    amounts   otherwise
                                                     distributable on  the Class
                                                     CE  Certificates,  to   the
                                                     Mezzanine     Certificates,
                                                     sequentially, in  numerical
                                                     order,  any  remaining  Net
                                                     WAC  Cap Carryover Amounts;

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Interest Rate Support
--------------------------------------------------------------------------------



                                            (xii)    from    amounts   otherwise
                                                     distributable  on the Class
                                                     CE  Certificates,   to  the
                                                     Supplemental       Interest
                                                     Trust,    to    fund    any
                                                     Defaulted Swap  Termination
                                                     Payment  to the  extent not
                                                     already paid; and

                                            (xiii)   any  remaining  amounts  as
                                                     specified  in  the  Pooling
                                                     Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Applied Realized Loss Amount................An Applied Realized Loss Amount with
                                            respect   to   any   class   of  the
                                            Mezzanine Certificates or the Senior
                                            Certificates  and  any  Distribution
                                            Date is an  amount  equal to the sum
                                            of any  Realized  Loss  allocated to
                                            that class of Mezzanine Certificates
                                            or  Senior   Certificates   on  such
                                            Distribution  Date  and any  Applied
                                            Realized  Loss Amount  allocated  to
                                            that class of Mezzanine Certificates
                                            or  Senior  Certificates   remaining
                                            unpaid  from  previous  Distribution
                                            Dates.

Unpaid Realized Loss Amount.................Unpaid  Realized  Loss  Amount means for any class of Senior Certificates
                                            or Mezzanine  Certificates and as to
                                            any Distribution Date, the excess of
                                            (x) the cumulative amount of related
                                            Applied    Realized   Loss   Amounts
                                            allocated  to  such  class  for  all
                                            prior    Distribution    Dates,   as
                                            described   below  under   "Realized
                                            Losses," over (y) the sum of (a) the
                                            cumulative  amount of any recoveries
                                            allocated  to  such  class,  (b) the
                                            cumulative amount of Unpaid Realized
                                            Loss  Amounts   reimbursed  to  such
                                            class  for  all  prior  Distribution
                                            Dates  from  the   Excess   Cashflow
                                            Distributions and (c) the cumulative
                                            amount  of  Unpaid   Realized   Loss
                                            Amounts reimbursed to such class for
                                            all prior  Distribution  Dates  from
                                            the Supplemental Interest Trust.

Class M-1 Principal
Distribution Amount.........................The Class M-1 Principal Distribution
                                            Amount  is an  amount  equal  to the
                                            excess  of (x) the sum of the  class
                                            balances of the Senior  Certificates
                                            (after     taking    into    account
                                            allocation  of the Senior  Principal
                                            Distribution  Amount)  and the Class
                                            M-1 Certificates  immediately  prior
                                            to such  Distribution  Date over (y)
                                            the lesser of (A) the product of (i)
                                            approximately  92.10%  and  (ii) the
                                            aggregate Stated  Principal  Balance
                                            of the Mortgage Loans as of the last
                                            day of the related collection period
                                            and   (B)   the   aggregate   Stated
                                            Principal  Balance  of the  Mortgage
                                            Loans  as of  the  last  day  of the
                                            related collection period, minus the
                                            product  of (x)  0.35%  and  (y) the
                                            Cut-off Date  Principal  Balance for
                                            the Mortgage Loans.

Class M-2 Principal
Distribution Amount.........................The Class M-2 Principal Distribution
                                            Amount  is an  amount  equal  to the
                                            excess  of (x) the sum of the  class
                                            balances of the Senior  Certificates
                                            (after     taking    into    account
                                            allocation  of the Senior  Principal
                                            Distribution  Amount), the Class M-1
                                            Certificates   (after   taking  into
                                            account  the  Class  M-1   Principal
                                            Distribution  Amount)  and the Class
                                            M-2 Certificates  immediately  prior
                                            to such  Distribution  Date over (y)
                                            the lesser of (A) the product of (i)
                                            approximately  93.30%  and  (ii) the
                                            aggregate Stated  Principal  Balance
                                            of the Mortgage Loans as of the last
                                            day of the related collection period
                                            and   (B)   the   aggregate   Stated
                                            Principal  Balance  of the  Mortgage
                                            Loans  as of  the  last  day  of the
                                            related collection period, minus the
                                            product  of (x)  0.35%  and  (y) the
                                            Cut-off Date  Principal  Balance for
                                            the Mortgage Loans.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Class M-3 Principal
Distribution Amount.........................The Class M-3 Principal Distribution
                                            Amount  is an  amount  equal  to the
                                            excess  of (x) the sum of the  class
                                            balance of the  Senior  Certificates
                                            (after     taking    into    account
                                            allocation  of the Senior  Principal
                                            Distribution  Amount), the Class M-1
                                            Certificates   (after   taking  into
                                            account  the  Class  M-1   Principal
                                            Distribution  Amount), the Class M-2
                                            Certificates   (after   taking  into
                                            account  the  Class  M-2   Principal
                                            Distribution  Amount)  and the Class
                                            M-3 Certificates  immediately  prior
                                            to such  Distribution  Date over (y)
                                            the lesser of (A) the product of (i)
                                            approximately  94.30%  and  (ii) the
                                            aggregate Stated  Principal  Balance
                                            of the Mortgage Loans as of the last
                                            day of the related collection period
                                            and   (B)   the   aggregate   Stated
                                            Principal  Balance  of the  Mortgage
                                            Loans  as of  the  last  day  of the
                                            related collection period, minus the
                                            product  of (x)  0.35%  and  (y) the
                                            Cut-off Date  Principal  Balance for
                                            the Mortgage Loans.

Class M-4 Principal
Distribution Amount.........................The Class M-4 Principal Distribution
                                            Amount  is an  amount  equal  to the
                                            excess  of (x) the sum of the  class
                                            balance   of   Senior   Certificates
                                            (after     taking    into    account
                                            allocation  of the Senior  Principal
                                            Distribution  Amount), the Class M-1
                                            Certificates   (after   taking  into
                                            account  the  Class  M-1   Principal
                                            Distribution  Amount), the Class M-2
                                            Certificates   (after   taking  into
                                            account  the  Class  M-2   Principal
                                            Distribution  Amount), the Class M-3
                                            Certificates   (after   taking  into
                                            account  the  Class  M-3   Principal
                                            Distribution  Amount)  and the Class
                                            M-4 Certificates  immediately  prior
                                            to such  Distribution  Date over (y)
                                            the lesser of (A) the product of (i)
                                            approximately  95.30%  and  (ii) the
                                            aggregate Stated  Principal  Balance
                                            of the Mortgage Loans as of the last
                                            day of the related collection period
                                            and   (B)   the   aggregate   Stated
                                            Principal  Balance  of the  Mortgage
                                            Loans  as of  the  last  day  of the
                                            related collection period, minus the
                                            product  of (x)  0.35%  and  (y) the
                                            Cut-off Date  Principal  Balance for
                                            the Mortgage Loans.

Class M-5 Principal
Distribution Amount.........................The Class M-5 Principal Distribution
                                            Amount  is an  amount  equal  to the
                                            excess  of (x) the sum of the  class
                                            balance   of   Senior   Certificates
                                            (after     taking    into    account
                                            allocation  of the Senior  Principal
                                            Distribution  Amount), the Class M-1
                                            Certificates   (after   taking  into
                                            account  the  Class  M-1   Principal
                                            Distribution  Amount), the Class M-2
                                            Certificates   (after   taking  into
                                            account  the  Class  M-2   Principal
                                            Distribution  Amount), the Class M-3
                                            Certificates   (after   taking  into
                                            account  the  Class  M-3   Principal
                                            Distribution  Amount), the Class M-4
                                            Certificates   (after   taking  into
                                            account  the  Class  M-4   Principal
                                            Distribution  Amount)  and the Class
                                            M-5 Certificates  immediately  prior
                                            to such  Distribution  Date over (y)
                                            the lesser of (A) the product of (i)
                                            approximately  96.30%  and  (ii) the
                                            aggregate Stated  Principal  Balance
                                            of the Mortgage Loans as of the last
                                            day of the related collection period
                                            and   (B)   the   aggregate   Stated
                                            Principal  Balance  of the  Mortgage
                                            Loans  as of  the  last  day  of the
                                            related collection period, minus the
                                            product  of (x)  0.35%  and  (y) the
                                            Cut-off Date  Principal  Balance for
                                            the Mortgage Loans.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Class M-6 Principal
Distribution Amount.........................The Class M-6 Principal Distribution
                                            Amount  is an  amount  equal  to the
                                            excess  of (x) the sum of the  class
                                            balance   of   Senior   Certificates
                                            (after     taking    into    account
                                            allocation  of the Senior  Principal
                                            Distribution  Amount), the Class M-1
                                            Certificates   (after   taking  into
                                            account  the  Class  M-1   Principal
                                            Distribution  Amount), the Class M-2
                                            Certificates   (after   taking  into
                                            account  the  Class  M-2   Principal
                                            Distribution  Amount), the Class M-3
                                            Certificates   (after   taking  into
                                            account  the  Class  M-3   Principal
                                            Distribution  Amount), the Class M-4
                                            Certificates   (after   taking  into
                                            account  the  Class  M-4   Principal
                                            Distribution  Amount), the Class M-5
                                            Certificates   (after   taking  into
                                            account  the  Class  M-5   Principal
                                            Distribution  Amount)  and the Class
                                            M-6 Certificates  immediately  prior
                                            to such  Distribution  Date over (y)
                                            the lesser of (A) the product of (i)
                                            approximately  97.30%  and  (ii) the
                                            aggregate Stated  Principal  Balance
                                            of the Mortgage Loans as of the last
                                            day of the related collection period
                                            and   (B)   the   aggregate   Stated
                                            Principal  Balance  of the  Mortgage
                                            Loans  as of  the  last  day  of the
                                            related collection period, minus the
                                            product  of (x)  0.35%  and  (y) the
                                            Cut-off Date  Principal  Balance for
                                            the Mortgage Loans.

Class M-7 Principal
Distribution Amount.........................The Class M-7 Principal Distribution
                                            Amount  is an  amount  equal  to the
                                            excess  of (x) the sum of the  class
                                            balance   of   Senior   Certificates
                                            (after     taking    into    account
                                            allocation  of the Senior  Principal
                                            Distribution  Amount), the Class M-1
                                            Certificates   (after   taking  into
                                            account  the  Class  M-1   Principal
                                            Distribution  Amount), the Class M-2
                                            Certificates   (after   taking  into
                                            account  the  Class  M-2   Principal
                                            Distribution  Amount), the Class M-3
                                            Certificates   (after   taking  into
                                            account  the  Class  M-3   Principal
                                            Distribution  Amount), the Class M-4
                                            Certificates   (after   taking  into
                                            account  the  Class  M-4   Principal
                                            Distribution  Amount), the Class M-5
                                            Certificates   (after   taking  into
                                            account  the  Class  M-5   Principal
                                            Distribution  Amount), the Class M-6
                                            Certificates   (after   taking  into
                                            account  the  Class  M-6   Principal
                                            Distribution  Amount)  and the Class
                                            M-7 Certificates  immediately  prior
                                            to such  Distribution  Date over (y)
                                            the lesser of (A) the product of (i)
                                            approximately  98.30%  and  (ii) the
                                            aggregate Stated  Principal  Balance
                                            of the Mortgage Loans as of the last
                                            day of the related collection period
                                            and   (B)   the   aggregate   Stated
                                            Principal  Balance  of the  Mortgage
                                            Loans  as of  the  last  day  of the
                                            related collection period, minus the
                                            product  of (x)  0.35%  and  (y) the
                                            Cut-off Date  Principal  Balance for
                                            the Mortgage Loans.

Class M-8 Principal
Distribution Amount.........................The Class M-8 Principal Distribution
                                            Amount  is an  amount  equal  to the
                                            excess  of (x) the sum of the  class
                                            balance   of   Senior   Certificates
                                            (after     taking    into    account
                                            allocation  of the Senior  Principal
                                            Distribution  Amount), the Class M-1
                                            Certificates   (after   taking  into
                                            account  the  Class  M-1   Principal
                                            Distribution  Amount), the Class M-2
                                            Certificates   (after   taking  into
                                            account  the  Class  M-2   Principal
                                            Distribution  Amount), the Class M-3
                                            Certificates   (after   taking  into
                                            account  the  Class  M-3   Principal
                                            Distribution  Amount), the Class M-4

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

                                            Certificates   (after   taking  into
                                            account  the  Class  M-4   Principal
                                            Distribution  Amount), the Class M-5
                                            Certificates   (after   taking  into
                                            account  the  Class  M-5   Principal
                                            Distribution  Amount), the Class M-6
                                            Certificates   (after   taking  into
                                            account  the  Class  M-6   Principal
                                            Distribution  Amount), the Class M-7
                                            Certificates   (after   taking  into
                                            account  the  Class  M-7   Principal
                                            Distribution  Amount)  and the Class
                                            M-8 Certificates  immediately  prior
                                            to such  Distribution  Date over (y)
                                            the lesser of (A) the product of (i)
                                            approximately  99.30%  and  (ii) the
                                            aggregate Stated  Principal  Balance
                                            of the Mortgage Loans as of the last
                                            day of the related collection period
                                            and   (B)   the   aggregate   Stated
                                            Principal  Balance  of the  Mortgage
                                            Loans  as of  the  last  day  of the
                                            related collection period, minus the
                                            product  of (x)  0.35%  and  (y) the
                                            Cut-off Date  Principal  Balance for
                                            the Mortgage Loans.

Extra Principal
Distribution Amount.........................The  Extra   Principal  Distribution
                                            Amount    with    respect   to   any
                                            Distribution  Date is the  lesser of
                                            (x) the  excess  interest  for  such
                                            Distribution   Date   and   (y)  the
                                            Overcollateralization     Deficiency
                                            Amount for such Distribution Date.

Interest Remittance Amount..................As of any  Distribution Date and any
                                            Loan  Group  (A)  the  sum,  without
                                            duplication,  of  (i)  all  interest
                                            collected  or advanced  with respect
                                            to the related  collection period on
                                            the  Mortgage  Loans  in  such  Loan
                                            Group  received by the  Servicers on
                                            or prior to the  Determination  Date
                                            for such Distribution Date (less the
                                            Servicing   Fee  for  such  Mortgage
                                            Loans, certain amounts available for
                                            reimbursement    of   advances   and
                                            servicing  advances  with respect to
                                            such  Mortgage   Loans  and  certain
                                            other   reimbursable   expenses   or
                                            indemnification payments pursuant to
                                            the  Pooling  Agreement),  (ii)  all
                                            compensating  interest  paid  by the
                                            Servicers on such  Distribution Date
                                            with respect to such Mortgage Loans,
                                            (iii) the  portion of any payment in
                                            connection    with   any   principal
                                            prepayment,  substitution,  purchase
                                            price,  liquidation proceeds (net of
                                            certain   expenses)   or   insurance
                                            proceeds  relating to interest  with
                                            respect  to  such   Mortgage   Loans
                                            received    during    the    related
                                            collection    period,    (iv)    any
                                            Reimbursement   Amount  relating  to
                                            such Mortgage Loans received  during
                                            the  related  collection  period and
                                            (v)  on  the  Distribution  Date  on
                                            which the optional clean-up call for
                                            the Mortgage Loans and related trust
                                            property is exercised, the principal
                                            portion  of  the  termination  price
                                            related  to such Loan Group less (B)
                                            (i) for Loan Group 1, the product of
                                            (a) any amounts  payable to the Swap
                                            Provider  (including  any  Net  Swap
                                            Payment  and  any  Swap  Termination
                                            Payment  owed to the Swap  Provider,
                                            other   than   a   Defaulted    Swap
                                            Termination   Payment)   and  (b)  a
                                            fraction,  the numerator of which is
                                            the   aggregate   Stated   Principal
                                            Balance  of  the  Group  1  Mortgage
                                            Loans  as of  the  first  day of the
                                            related   collection   period,   and
                                            denominator    of   which   is   the
                                            aggregate   of   Stated    Principal
                                            Balances of the Mortgage Loans as of
                                            the   first   day  of  the   related
                                            collection period; and (ii) for Loan
                                            Group  2,  the  product  of (a)  any
                                            amounts payable to the Swap Provider
                                            (including  any Net Swap Payment and
                                            any Swap Termination Payment owed to
                                            the  Swap  Provider,  other  than  a
                                            Defaulted Swap Termination  Payment)
                                            and (b) a fraction, the numerator of
                                            which   is  the   aggregate   Stated

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------

                                            Principal  Balance  of the  Group  2
                                            Mortgage  Loans as of the  first day
                                            of the  related  collection  period,
                                            and  denominator  of  which  is  the
                                            aggregate  of the  Stated  Principal
                                            Balances of the Mortgage Loans as of
                                            the   first   day  of  the   related
                                            collection period.

Senior Principal Distribution Amount........As of any Distribution Date prior to
                                            the   Stepdown   Date   and  on  any
                                            Distribution   Date   thereafter  on
                                            which  the   Trigger   Event  is  in
                                            effect,    the   Senior    Principal
                                            Distribution  Amount will equal 100%
                                            of   the   Principal    Distribution
                                            Amount.

                                            As of any  Distribution  Date  on or
                                            after the Stepdown  Date and as long
                                            as a Trigger Event is not in effect,
                                            the  Senior  Principal  Distribution
                                            Amount  will equal the excess of (x)
                                            the  aggregate  class balance of the
                                            Senior   Certificates    immediately
                                            prior to such Distribution Date over
                                            (y) the lesser of (A) the product of
                                            (i)  approximately  89.10%  and (ii)
                                            the   aggregate   Stated   Principal
                                            Balance of the Mortgage  Loans as of
                                            the   last   day  of   the   related
                                            collection period and (B) the excess
                                            of the  aggregate  Stated  Principal
                                            Balance of the Mortgage  Loans as of
                                            the   last   day  of   the   related
                                            collection  period minus the product
                                            of (1) 0.35%  and (2) the  aggregate
                                            Stated  Principal   Balance  of  the
                                            Mortgage Loans on the Cut-off Date.

Group 1 Senior Principal
Allocation Percentage.......................With  respect  to  any  Distribution
                                            Date, the percentage equivalent of a
                                            fraction,  the numerator of which is
                                            (x) the Principal  Remittance Amount
                                            allocable  to the  Group 1  Mortgage
                                            Loans  for such  Distribution  Date,
                                            and the  denominator of which is (y)
                                            the Principal  Remittance Amount for
                                            such Distribution Date.

Group 1 Senior Principal
Distribution Amount.........................With  respect  to  any  Distribution
                                            Date, the product of (x) the Group 1
                                            Senior     Principal      Allocation
                                            Percentage   and  (y)   the   Senior
                                            Principal Distribution Amount.

Group 2 Senior Principal
Allocation Percentage.......................With  respect  to  any  Distribution
                                            Date, the percentage equivalent of a
                                            fraction,  the numerator of which is
                                            (x) the Principal  Remittance Amount
                                            allocable  to the  Group 2  Mortgage
                                            Loans  for such  Distribution  Date,
                                            and the  denominator of which is (y)
                                            the Principal  Remittance Amount for
                                            such Distribution Date.

Group 2 Senior Principal
Distribution Amount.........................With  respect  to  any  Distribution
                                            Date, the product of (x) the Group 2
                                            Senior     Principal      Allocation
                                            Percentage   and  (y)   the   Senior
                                            Principal Distribution Amount.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


Principal Distribution Amount:..............The  Principal  Distribution  Amount
                                            is  the   sum   of   the   Principal
                                            Remittance    Amount    (minus   the
                                            Overcollateralization        Release
                                            Amount,   if  any)  and  the   Extra
                                            Principal  Distribution  Amount,  if
                                            any.

Principal Remittance Amount.................The  Principal   Remittance   Amount
                                            means    with    respect    to   any
                                            Distribution  Date, the amount equal
                                            to (A) the sum of (i) all  scheduled
                                            payments of  principal  collected or
                                            advanced  on the  Mortgage  Loans by
                                            the  Servicers  that were due during
                                            the  related  collection  period and
                                            received      by     the     related
                                            Determination    Date,    (ii)   the
                                            principal portion of all partial and
                                            full  principal  prepayments  of the
                                            Mortgage   Loans   applied   by  the
                                            Servicers  during the prior calendar
                                            month,  (iii) the principal  portion
                                            of  all  related   Net   Liquidation
                                            Proceeds  and  Insurance   Proceeds,
                                            condemnation proceeds and recoveries
                                            received  during the prior  calendar
                                            month with  respect to the  Mortgage
                                            Loans,  (iv)  that  portion  of  the
                                            Purchase     Price,     representing
                                            principal  of  any   repurchased  or
                                            substituted   Mortgage   Loans  with
                                            respect to the prior calendar month,
                                            (v)  the  principal  portion  of any
                                            related   substitution   adjustments
                                            received  during the prior  calendar
                                            month with  respect to the  Mortgage
                                            Loans  and (vi) on the  Distribution
                                            Date on which the optional  clean-up
                                            call  for  the  Mortgage  Loans  and
                                            related trust property is exercised,
                                            the   principal   portion   of   the
                                            termination  price  less  (B) to the
                                            extent  any  amounts  payable to the
                                            Swap  Provider  (including  any  Net
                                            Swap    Payment    and   any    Swap
                                            Termination Payment owed to the Swap
                                            Provider,  other  than  a  Defaulted
                                            Swap Termination Payment) exceed the
                                            Interest Remittance Amounts for such
                                            Distribution  Date  (without  giving
                                            effect   to   clause   (B)   of  the
                                            definition  thereof),  the amount of
                                            such excess.

Realized Losses.............................A  Realized  Loss  is  (i) as to any
                                            Mortgage  Loan  that is  liquidated,
                                            the unpaid principal balance thereof
                                            less  the  net  proceeds   from  the
                                            liquidation  of,  and any  insurance
                                            proceeds  from,  such  Mortgage Loan
                                            and the related  mortgaged  property
                                            which are  applied to the  principal
                                            balance of such Mortgage Loan,  (ii)
                                            to the  extent of the  amount of any
                                            reduction of principal  balance by a
                                            bankruptcy  court  of the  mortgaged
                                            property  at less than the amount of
                                            the   Mortgage   Loan  and  (iii)  a
                                            reduction  in  the  monthly  payment
                                            resulting    from    a    bankruptcy
                                            proceeding.

                                            All Realized  Losses on the Mortgage
                                            Loans  will  be  allocated  on  each
                                            Distribution   Date,  first  to  the
                                            excess  cashflow,  second to amounts
                                            in the Supplemental  Interest Trust,
                                            third    in    reduction    of   the
                                            Overcollateralization Amount, fourth
                                            to the Class M-8 Certificates, fifth
                                            to the Class M-7 Certificates, sixth
                                            to  the  Class   M-6   Certificates,
                                            seventh    to    the    Class    M-5
                                            Certificates,  eighth  to the  Class
                                            M-4 Certificates, ninth to the Class
                                            M-3 Certificates, tenth to the Class
                                            M-2 Certificates and eleventh to the
                                            Class  M-1  Certificates.  After the
                                            class   balance  of  the  Class  M-1
                                            Certificates  has  been  reduced  to
                                            zero,  (i)  Realized  Losses  on the
                                            Group  1  Mortgage   Loans  will  be
                                            allocated   to   the   Class   1-A-1
                                            Certificates   and   (ii)   Realized
                                            Losses on the Group 2 Mortgage Loans
                                            will be allocated to the Class 2-A-2
                                            Certificates,    until   the   class
                                            balance  thereof is reduced to zero,
                                            and  then,  pro  rata,  to the Class
                                            2-A-5,  Class 2-A-4, Class 2-A-3 and


                                       29

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Transaction
--------------------------------------------------------------------------------


                                            Class   2-A-1    Certificates.    An
                                            allocation of any Realized Losses to
                                            a  class  on any  Distribution  Date
                                            will be made by  reducing  the class
                                            balance  thereof,  after taking into
                                            account   all   distributions   made
                                            thereon on such Distribution Date.

Interest Carryforward Amount................The Interest Carryforward Amount
                                            means    (i)    for    the    Senior
                                            Certificates   and   the   Mezzanine
                                            Certificates     and    the    first
                                            Distribution  Date,  zero,  and (ii)
                                            with  respect to any class of Senior
                                            Certificates       or      Mezzanine
                                            Certificates  and  any  Distribution
                                            Date  after the  first  Distribution
                                            Date,  the amount,  if any, by which
                                            (a)   the   sum   of   (1)   Accrued
                                            Certificate  Interest for such class
                                            for   the   immediately    preceding
                                            Distribution   Date   and   (2)  the
                                            outstanding  Interest   Carryforward
                                            Amount,  if any,  for such class for
                                            such  preceding   Distribution  Date
                                            exceeds  (b)  the  aggregate  amount
                                            distributed on such class in respect
                                            of   interest   on  such   preceding
                                            Distribution  Date, plus interest on
                                            the amount of  interest  due but not
                                            paid on such class on such preceding
                                            Distribution  Date,  to  the  extent
                                            permitted by law, at the Certificate
                                            Interest Rate for such class for the
                                            related accrual period.

Servicing Fees..............................The  Servicing  Fees with respect to the  Mortgage  Loans are payable out
                                            of the interest payments received on
                                            each  Mortgage  Loan.  The Servicing
                                            Fees  will   accrue  on  the  Stated
                                            Principal  Balance of each  Mortgage
                                            Loan at a rate (the  "Servicing  Fee
                                            Rate") ranging from 0.175% to 0.375%
                                            per annum.

Master Servicing Fees.......................The  Master   Servicing   Fees  with
                                            respect  to the  Mortgage  Loans are
                                            payable out of the interest payments
                                            received on each Mortgage  Loan. The
                                            Master Servicing Fees will accrue on
                                            the Stated Principal Balance of each
                                            Mortgage Loan at a rate (the "Master
                                            Servicing Fee Rate") equal to 0.003%
                                            per annum.

LPMI Fees...................................The lender-paid  mortgage  insurance fees with  respect to certain of the
                                            Mortgage  Loans are  payable  out of
                                            the  interest  payments  received on
                                            each such  Mortgage  Loan.  The LPMI
                                            Fees  will   accrue  on  the  Stated
                                            Principal   Balance   of  each  such
                                            Mortgage  Loan at a rate (the  "LPMI
                                            Fee Rate")  ranging  from  0.204% to
                                            1.282% per annum.

Compensating Interest.......................The  aggregate Servicing Fee payable to a Servicer  for any month will be
                                            reduced  by an  amount  equal to the
                                            prepayment  interest  shortfall  for
                                            such Distribution Date. Such amounts
                                            will  be  used  to  cover   full  or
                                            partial     prepayment      interest
                                            shortfalls,  if any,  on the related
                                            Mortgage Loans.



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Preliminary Interest Rate Swap Schedule
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Period   Distribution   Swap Notional   Period    Distribution    Swap Notional
            Date          Amount ($)                 Date          Amount ($)
--------------------------------------------------------------------------------
  1      20-Feb-2007    679,790,650.00     31     20-Aug-2009    233,961,216.00
  2      20-Mar-2007    668,813,590.00     32     20-Sep-2009    221,621,605.00
  3      20-Apr-2007    657,208,599.00     33     20-Oct-2009    209,758,799.00
  4      20-May-2007    645,004,683.00     34     20-Nov-2009    198,361,211.00
  5      20-Jun-2007    632,233,145.00     35     20-Dec-2009    187,390,028.00
  6      20-Jul-2007    618,925,929.00     36     20-Jan-2010    176,745,004.00
  7      20-Aug-2007    605,117,516.00     37     20-Feb-2010    166,416,026.00
  8      20-Sep-2007    590,843,118.00     38     20-Mar-2010    156,494,835.00
  9      20-Oct-2007    576,129,892.00     39     20-Apr-2010    147,044,387.00
  10     20-Nov-2007    560,997,622.00     40     20-May-2010    138,143,120.00
  11     20-Dec-2007    545,400,042.00     41     20-Jun-2010    129,726,419.00
  12     20-Jan-2008    529,578,070.00     42     20-Jul-2010    121,791,728.00
  13     20-Feb-2008    513,512,857.00     43     20-Aug-2010    114,297,423.00
  14     20-Mar-2008    497,246,197.00     44     20-Sep-2010    107,285,327.00
  15     20-Apr-2008    480,868,792.00     45     20-Oct-2010    100,692,705.00
  16     20-May-2008    464,428,098.00     46     20-Nov-2010     94,510,613.00
  17     20-Jun-2008    447,899,684.00     47     20-Dec-2010     88,672,273.00
  18     20-Jul-2008    431,323,773.00     48     20-Jan-2011     83,200,542.00
  19     20-Aug-2008    414,736,343.00     49     20-Feb-2011     78,048,828.00
  20     20-Sep-2008    398,172,535.00     50     20-Mar-2011     73,180,556.00
  21     20-Oct-2008    381,647,079.00     51     20-Apr-2011     68,614,458.00
  22     20-Nov-2008    365,288,436.00     52     20-May-2011     64,306,607.00
  23     20-Dec-2008    349,087,913.00     53     20-Jun-2011     60,263,935.00
  24     20-Jan-2009    333,125,215.00     54     20-Jul-2011     56,413,423.00
  25     20-Feb-2009    317,564,179.00     55     20-Aug-2011     52,698,442.00
  26     20-Mar-2009    302,467,764.00     56     20-Sep-2011     48,786,748.00
  27     20-Apr-2009    287,841,682.00     57     20-Oct-2011     44,881,091.00
  28     20-May-2009    273,685,418.00     58     20-Nov-2011     39,670,511.00
  29     20-Jun-2009    259,997,150.00     59     20-Dec-2011     32,981,475.00
  30     20-Jul-2009    246,764,179.00     60     20-Jan-2012     29,255,031.00
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Preliminary Interest Rate Cap Agreement A Schedule
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Period  Distribution Date  Notional Balance ($)  High Strike (%)  Low Strike (%)
--------------------------------------------------------------------------------
  61       20-Feb-2012        149,668,840.58         6.5000           6.6600
  62       20-Mar-2012        145,402,264.33         6.5800           6.8000
  63       20-Apr-2012        141,261,829.77         6.6600           6.9600
  64       20-May-2012        137,243,846.09         6.7400           7.1000
  65       20-Jun-2012        133,344,727.53         6.8200           7.2500
  66       20-Jul-2012        129,560,986.29         6.9000           7.3900
  67       20-Aug-2012        122,480,402.16         6.9800           7.5200
  68       20-Sep-2012        118,989,656.52         7.0600           7.6800
  69       20-Oct-2012        115,602,204.06         7.1400           7.8100
  70       20-Nov-2012        112,315,420.10         7.2200           7.9400
  71       20-Dec-2012        109,125,931.03         7.3000           8.0800
  72       20-Jan-2013        106,031,445.63         7.3800           8.2000
  73       20-Feb-2013        100,506,489.39         7.4600           8.3300
  74       20-Mar-2013         97,653,402.97         7.5400           8.4600
  75       20-Apr-2013         94,884,569.11         7.6200           8.5700
  76       20-May-2013         92,197,523.79         7.7000           8.6900
  77       20-Jun-2013         89,589,910.26         7.7800           8.7900
  78       20-Jul-2013         87,059,351.33         7.8600           8.8900
  79       20-Aug-2013         82,187,618.32         7.9400           8.9900
  80       20-Sep-2013         79,805,279.33         8.0200           9.0600
  81       20-Oct-2013         77,493,360.13         8.1000           9.1600
  82       20-Nov-2013         75,249,961.49         8.1800           9.2500
  83       20-Dec-2013         73,072,585.93         8.2600           9.3100
  84       20-Jan-2014         70,960,145.52         8.3400           9.3700
--------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Preliminary Interest Rate Cap Agreement B Schedule
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
Period    Distribution Date    Notional Balance ($)   Low Strike (%)   High Strike (%)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
    27        4/20/2009             57,598,526            7.70             7.90
--------------------------------------------------------------------------------------
    28        5/20/2009             56,091,775            7.60             7.91
--------------------------------------------------------------------------------------
    29        6/20/2009             54,610,359            7.36             7.91
--------------------------------------------------------------------------------------
    30        7/20/2009             53,147,871            7.26             7.93
--------------------------------------------------------------------------------------
    31        8/20/2009             51,682,036            7.05             7.94
--------------------------------------------------------------------------------------
    32        9/20/2009             50,213,029            7.10             7.95
--------------------------------------------------------------------------------------
    33        10/20/2009            48,744,064            7.10             7.96
--------------------------------------------------------------------------------------
    34        11/20/2009            47,284,220            7.20             7.97
--------------------------------------------------------------------------------------
    35        12/20/2009            45,878,321            7.20             7.97
--------------------------------------------------------------------------------------
    36        1/20/2010             44,522,915            7.25             7.97
--------------------------------------------------------------------------------------
    37        2/20/2010             43,209,481            7.31             7.97
--------------------------------------------------------------------------------------
    38        3/20/2010             41,933,103            7.30             7.97
--------------------------------------------------------------------------------------
    39        4/20/2010             40,699,944            7.30             7.97
--------------------------------------------------------------------------------------
    40        5/20/2010             39,607,250            7.34             7.97
--------------------------------------------------------------------------------------
    41        6/20/2010             38,535,529            7.27             7.97
--------------------------------------------------------------------------------------
    42        7/20/2010             37,482,719            7.28             7.98
--------------------------------------------------------------------------------------
    43        8/20/2010             36,452,549            7.29             7.99
--------------------------------------------------------------------------------------
    44        9/20/2010             35,450,796            7.29             7.99
--------------------------------------------------------------------------------------
    45        10/20/2010            34,474,694            7.30             8.00
--------------------------------------------------------------------------------------
    46        11/20/2010            33,523,675            7.31             8.01
--------------------------------------------------------------------------------------
    47        12/20/2010            32,597,520            7.32             8.02
--------------------------------------------------------------------------------------
    48        1/20/2011             31,696,289            7.34             8.04
--------------------------------------------------------------------------------------
    49        2/20/2011             30,819,091            7.35             8.05
--------------------------------------------------------------------------------------
    50        3/20/2011             29,965,141            7.36             8.06
--------------------------------------------------------------------------------------
    51        4/20/2011             29,133,292            7.36             8.06
--------------------------------------------------------------------------------------
    52        5/20/2011             28,324,020            7.37             8.07
--------------------------------------------------------------------------------------
    53        6/20/2011             27,535,488            7.37             8.07
--------------------------------------------------------------------------------------
    54        7/20/2011             26,763,695            7.37             8.07
--------------------------------------------------------------------------------------
    55        8/20/2011             25,992,742            7.46             8.06
--------------------------------------------------------------------------------------
    56        9/20/2011             25,203,350            7.45             8.05
--------------------------------------------------------------------------------------
    57        10/20/2011            24,372,876            7.45             8.05
--------------------------------------------------------------------------------------
    58        11/20/2011            23,495,290            7.46             8.06
--------------------------------------------------------------------------------------
    59        12/20/2011            22,601,003            7.47             8.07
--------------------------------------------------------------------------------------
    60        1/20/2012             21,724,055            7.48             8.08
--------------------------------------------------------------------------------------
    61        2/20/2012             20,904,991            7.50             8.10
--------------------------------------------------------------------------------------
    62        3/20/2012             20,158,250            7.51             8.11
--------------------------------------------------------------------------------------
    63        4/20/2012             19,471,278            7.52             8.12
--------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Preliminary Interest Rate Cap Agreement B Schedule
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------------
    64        5/20/2012             18,830,260            7.53             8.13
--------------------------------------------------------------------------------------
    65        6/20/2012             18,223,384            7.54             8.14
--------------------------------------------------------------------------------------
    66        7/20/2012             17,639,880            7.54             8.14
--------------------------------------------------------------------------------------
    67        8/20/2012             17,074,506            7.53             8.13
--------------------------------------------------------------------------------------
    68        9/20/2012             16,526,640            7.53             8.13
--------------------------------------------------------------------------------------
    69        10/20/2012            15,995,708            7.53             8.13
--------------------------------------------------------------------------------------
    70        11/20/2012            15,481,169            7.53             8.13
--------------------------------------------------------------------------------------
    71        12/20/2012            14,981,612            7.53             8.13
--------------------------------------------------------------------------------------
    72        1/20/2013             14,496,700            7.53             8.13
--------------------------------------------------------------------------------------
    73        2/20/2013             14,025,077            7.54             8.14
--------------------------------------------------------------------------------------
    74        3/20/2013             13,566,218            7.55             8.15
--------------------------------------------------------------------------------------
    75        4/20/2013             13,122,299            7.56             8.16
--------------------------------------------------------------------------------------
    76        5/20/2013             12,692,518            7.57             8.17
--------------------------------------------------------------------------------------
    77        6/20/2013             12,278,192            7.58             8.18
--------------------------------------------------------------------------------------
    78        7/20/2013             11,877,240            7.59             8.19
--------------------------------------------------------------------------------------
    79        8/20/2013             11,474,181            7.60             8.20
--------------------------------------------------------------------------------------
    80        9/20/2013             11,058,263            7.61             8.21
--------------------------------------------------------------------------------------
    81        10/20/2013            10,623,833            7.62             8.22
--------------------------------------------------------------------------------------
    82        11/20/2013            10,171,572            7.62             8.22
--------------------------------------------------------------------------------------
    83        12/20/2013             9,732,872            7.62             8.22
--------------------------------------------------------------------------------------
    84        1/20/2014              9,323,831            7.62             8.22
--------------------------------------------------------------------------------------



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Prepayment Curve
--------------------------------------------------------------------------------


------------------------------------------------------------------
                  A            B             C             D
   Period       % CPR        % CPR         % CPR         % CPR
------------------------------------------------------------------
     1          20.00         8.00          7.00          7.00
------------------------------------------------------------------
     2          20.45         8.74          7.51          7.51
------------------------------------------------------------------
     3          20.91         9.48          8.03          8.03
------------------------------------------------------------------
     4          21.36        10.22          8.54          8.54
------------------------------------------------------------------
     5          21.82        10.96          9.06          9.06
------------------------------------------------------------------
     6          22.27        11.70          9.57          9.57
------------------------------------------------------------------
     7          22.73        12.43         10.09         10.09
------------------------------------------------------------------
     8          23.18        13.17         10.60         10.60
------------------------------------------------------------------
     9          23.64        13.91         11.11         11.11
------------------------------------------------------------------
     10         24.09        14.65         11.63         11.63
------------------------------------------------------------------
     11         24.55        15.39         12.14         12.14
------------------------------------------------------------------
     12         25.00        16.13         12.66         12.66
------------------------------------------------------------------
     13         25.42        16.87         13.17         13.17
------------------------------------------------------------------
     14         25.83        17.61         13.69         13.69
------------------------------------------------------------------
     15         26.25        18.35         14.20         14.20
------------------------------------------------------------------
     16         26.67        19.09         14.71         14.71
------------------------------------------------------------------
     17         27.08        19.83         15.23         15.23
------------------------------------------------------------------
     18         27.50        20.57         15.74         15.74
------------------------------------------------------------------
     19         27.92        21.30         16.26         16.26
------------------------------------------------------------------
     20         28.33        22.04         16.77         16.77
------------------------------------------------------------------
     21         28.75        22.78         17.29         17.29
------------------------------------------------------------------
     22         29.17        23.52         17.80         17.80
------------------------------------------------------------------
     23         29.58        24.26         18.31         18.31
------------------------------------------------------------------
     24         30.00        25.00         18.83         18.83
------------------------------------------------------------------
     25         30.25        25.00         19.34         19.34
------------------------------------------------------------------
     26         30.50        25.00         19.86         19.86
------------------------------------------------------------------
     27         30.75        25.00         20.37         20.37
------------------------------------------------------------------
     28         31.00        25.00         20.89         20.89
------------------------------------------------------------------
     29         31.25        25.00         21.40         21.40
------------------------------------------------------------------
     30         31.50        25.00         21.91         21.91
------------------------------------------------------------------
     31         31.75        25.00         22.43         22.43
------------------------------------------------------------------
     32         32.00        25.00         22.94         22.94
------------------------------------------------------------------
     33         40.25        25.00         23.46         23.46
------------------------------------------------------------------
     34         48.50        25.00         23.97         23.97
------------------------------------------------------------------
     35         56.75        25.00         24.49         24.49
------------------------------------------------------------------
     36         65.00        25.00         25.00         25.00
------------------------------------------------------------------
     37         61.00        25.42         25.00         25.00
------------------------------------------------------------------
     38         57.00        25.83         25.00         25.00
------------------------------------------------------------------
     39         53.00        26.25         25.00         25.00
------------------------------------------------------------------
     40         49.00        26.67         25.00         25.00
------------------------------------------------------------------
     41         45.00        27.08         25.00         25.00
------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Prepayment Curve
--------------------------------------------------------------------------------


------------------------------------------------------------------
     42         45.00        27.50         25.00         25.00
------------------------------------------------------------------
     43         45.00        27.92         25.00         25.00
------------------------------------------------------------------
     44         45.00        28.33         25.00         25.00
------------------------------------------------------------------
     45         45.00        28.75         25.00         25.00
------------------------------------------------------------------
     46         45.00        29.17         25.00         25.00
------------------------------------------------------------------
     47         45.00        29.58         25.00         25.00
------------------------------------------------------------------
     48         45.00        30.00         25.00         25.00
------------------------------------------------------------------
     49         45.00        30.25         25.00         25.00
------------------------------------------------------------------
     50         45.00        30.50         25.00         25.00
------------------------------------------------------------------
     51         45.00        30.75         25.00         25.00
------------------------------------------------------------------
     52         45.00        31.00         25.00         25.00
------------------------------------------------------------------
     53         45.00        31.25         25.00         25.00
------------------------------------------------------------------
     54         45.00        31.50         25.00         25.00
------------------------------------------------------------------
     55         45.00        31.75         25.00         25.00
------------------------------------------------------------------
     56         45.00        32.00         25.00         25.00
------------------------------------------------------------------
     57         45.00        40.25         25.00         25.00
------------------------------------------------------------------
     58         45.00        48.50         25.00         25.00
------------------------------------------------------------------
     59         45.00        56.75         25.00         25.00
------------------------------------------------------------------
     60         45.00        65.00         25.00         25.00
------------------------------------------------------------------
     61         45.00        61.00         25.42         25.00
------------------------------------------------------------------
     62         45.00        57.00         25.83         25.00
------------------------------------------------------------------
     63         45.00        53.00         26.25         25.00
------------------------------------------------------------------
     64         45.00        49.00         26.67         25.00
------------------------------------------------------------------
     65         45.00        45.00         27.08         25.00
------------------------------------------------------------------
     66         45.00        45.00         27.50         25.00
------------------------------------------------------------------
     67         45.00        45.00         27.92         25.00
------------------------------------------------------------------
     68         45.00        45.00         28.33         25.00
------------------------------------------------------------------
     69         45.00        45.00         28.75         25.00
------------------------------------------------------------------
     70         45.00        45.00         29.17         25.00
------------------------------------------------------------------
     71         45.00        45.00         29.58         25.00
------------------------------------------------------------------
     72         45.00        45.00         30.00         25.00
------------------------------------------------------------------
     73         45.00        45.00         30.25         25.00
------------------------------------------------------------------
     74         45.00        45.00         30.50         25.00
------------------------------------------------------------------
     75         45.00        45.00         30.75         25.00
------------------------------------------------------------------
     76         45.00        45.00         31.00         25.00
------------------------------------------------------------------
     77         45.00        45.00         31.25         25.00
------------------------------------------------------------------
     78         45.00        45.00         31.50         25.00
------------------------------------------------------------------
     79         45.00        45.00         31.75         25.00
------------------------------------------------------------------
     80         45.00        45.00         32.00         25.00
------------------------------------------------------------------
     81         45.00        45.00         40.25         25.00
------------------------------------------------------------------
     82         45.00        45.00         48.50         25.00
------------------------------------------------------------------
     83         45.00        45.00         56.75         25.00
------------------------------------------------------------------
     84         45.00        45.00         65.00         25.00
------------------------------------------------------------------
     85         45.00        45.00         61.00         25.00
------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

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[LOGO]                        Banc of America Funding 2007-A Trust
                       Mortgage Pass-Through Certificates, Series 2007-A
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--------------------------------------------------------------------------------
                                Prepayment Curve
--------------------------------------------------------------------------------


------------------------------------------------------------------
     86         45.00        45.00         57.00         25.00
------------------------------------------------------------------
     87         45.00        45.00         53.00         25.00
------------------------------------------------------------------
     88         45.00        45.00         49.00         25.00
------------------------------------------------------------------
     89         45.00        45.00         45.00         25.00
------------------------------------------------------------------
     90         45.00        45.00         45.00         25.00
------------------------------------------------------------------
     91         45.00        45.00         45.00         25.00
------------------------------------------------------------------
     92         45.00        45.00         45.00         25.00
------------------------------------------------------------------
     93         45.00        45.00         45.00         25.00
------------------------------------------------------------------
     94         45.00        45.00         45.00         25.00
------------------------------------------------------------------
     95         45.00        45.00         45.00         25.00
------------------------------------------------------------------
     96         45.00        45.00         45.00         25.00
------------------------------------------------------------------
     97         45.00        45.00         45.00         25.42
------------------------------------------------------------------
     98         45.00        45.00         45.00         25.83
------------------------------------------------------------------
     99         45.00        45.00         45.00         26.25
------------------------------------------------------------------
    100         45.00        45.00         45.00         26.67
------------------------------------------------------------------
    101         45.00        45.00         45.00         27.08
------------------------------------------------------------------
    102         45.00        45.00         45.00         27.50
------------------------------------------------------------------
    103         45.00        45.00         45.00         27.92
------------------------------------------------------------------
    104         45.00        45.00         45.00         28.33
------------------------------------------------------------------
    105         45.00        45.00         45.00         28.75
------------------------------------------------------------------
    106         45.00        45.00         45.00         29.17
------------------------------------------------------------------
    107         45.00        45.00         45.00         29.58
------------------------------------------------------------------
    108         45.00        45.00         45.00         30.00
------------------------------------------------------------------
    109         45.00        45.00         45.00         30.25
------------------------------------------------------------------
    110         45.00        45.00         45.00         30.50
------------------------------------------------------------------
    111         45.00        45.00         45.00         30.75
------------------------------------------------------------------
    112         45.00        45.00         45.00         31.00
------------------------------------------------------------------
    113         45.00        45.00         45.00         31.25
------------------------------------------------------------------
    114         45.00        45.00         45.00         31.50
------------------------------------------------------------------
    115         45.00        45.00         45.00         31.75
------------------------------------------------------------------
    116         45.00        45.00         45.00         32.00
------------------------------------------------------------------
    117         45.00        45.00         45.00         40.25
------------------------------------------------------------------
    118         45.00        45.00         45.00         48.50
------------------------------------------------------------------
    119         45.00        45.00         45.00         56.75
------------------------------------------------------------------
    120         45.00        45.00         45.00         65.00
------------------------------------------------------------------
    121         45.00        45.00         45.00         61.00
------------------------------------------------------------------
    122         45.00        45.00         45.00         57.00
------------------------------------------------------------------
    123         45.00        45.00         45.00         53.00
------------------------------------------------------------------
    124         45.00        45.00         45.00         49.00
------------------------------------------------------------------
    125         45.00        45.00         45.00         45.00
------------------------------------------------------------------
 Period 126     45.00        45.00         45.00         45.00
 and beyond
------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
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